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MFS Managed Sectors Fund                    MFS Growth Opportunities Fund
MFS Emerging Growth Fund                    MFS High Income Fund
MFS Capital Growth Fund                     MFS Municipal Bond Fund
MFS Gold & Natural Resources Fund           MFS Research Fund
MFS World Total Return Fund                 MFS Value Fund
MFS World Equity Fund                       MFS Bond Fund
MFS Utilities Fund                          MFS Limited Maturity Fund
MFS Strategic Income Fund                   MFS Municipal Limited Maturity Fund
MFS Municipal Income Fund                   MFS Municipal Series Trust



  Supplement to be affixed to the current Prospectus for distribution in Ohio


Prospective Ohio investors should note the following:

a) This Prospectus must be delivered to the investor prior to consummation of the sale;

b) The Fund may invest 15% or more of its assets in the securities of unseasoned issuers and restricted securities, including Rule 144A securities which may have been deemed to be liquid by the Board of Trustees.


                  The date of this Supplement is January 1, 1996.